th th
Gulfport Energy Corporation
Johnson Rice Energy Conference
October 8
th
, 2009
Gulfport Energy Corporation
Gulfport Energy Corporation
Johnson Rice Energy Conference
Johnson Rice Energy Conference
October
October
8
8
th th
,
,
2009
2009
Exhibit 99.1

This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that
Gulfport expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansion and growth of Gulfport’s business and operations, plans, market conditions, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by Gulfport in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Gulfport’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market, business or weather conditions; the opportunities (or lack thereof) that may be presented to and pursued by Gulfport; competitive actions by other oil and gas companies; changes in laws or regulations; and other factors, many of which are beyond the control of Gulfport. Information concerning these and other factors can be found in the company’s filings with the Securities and Exchange Commission, including its Forms 10-K, 10-Q and 8-K.
Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by Gulfport will be realized, or even if realized, that they will have the expected consequences to or effects on Gulfport, its business or operations. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
Forward-Looking Statement
Forward-Looking Statement
Forward-Looking Statement

Gulfport Today
Gulfport Today
Gulfport Today
Southern Louisiana
Acreage:     13,493 Net Acres
Reserves:    16.259 MMBoe
Permian Basin
Acreage:     6,724 Net Acres
Reserves:   8.395 MMBoe
Bakken Shale
Acreage:     900 Net Acres
Canadian Oil Sands
Acreage:     127,941 Net Acres
Thailand
Acreage:     4,000,000 Gross Acres
Reserves:   3.5 Net Bcf Gas
19,000 Net Bbls Oil
Ticker:
Market Cap¹:
$342 MM
42.67 MM Shares x $8.01 Per Share
Enterprise Value¹:
$400 MM
Map of Operations
Portfolio Highlights
•
25.5 MMBOE Net Proved Reserves at YE’08
– Forecasted YE’09 Reserves of ~25.5 MMBOE²
– 15-Year Reserves to Production Ratio
•
2009 Forecasted Production of 1.65 to 1.75
MMBOE
– Estimate 1.19 MMBOE produced through 9/20/09
– Approximately 97% Oil & Liquids
Company Overview
¹ Calculated as of the close of the market on 10/2/09 at a price of $8.01 per share using 2Q’09 shares outstanding, short-term and long-term debt, and cash and cash equivalents from the company’s second quarter 2009 financial statements
² 2009 internal reserve estimates based upon current strip pricing held constant and not new SEC pricing regulations
•
~250 Net Identified Drilling Locations²
•
Position in the Canadian Oil Sands Provides
Upside Beyond Proved Reserves

Key Investment Considerations Key Investment Considerations
Key Investment Considerations
OIL
Growth
Gulfport has a diverse portfolio of oil-weighted assets
Active in Southern Louisiana and the Permian, two of America’s
most prolific oil producing basins
Long-term leases in the Canadian Oil Sands provide long-term optionallity in the largest oil play in the world outside Saudi Arabia
Approximately 97% oil and liquids weighted production profile
Gulfport’s large captured resource and high rate of return
opportunities drive visible growth for the foreseeable future
Multi-year drilling inventory exploitable from within cash flow
First oil sands project projected to come online in 2012, with each subsequent project bringing the potential for significant reserve and production growth
Track record of opportunistic acquisitions provides additional upside

Balance Sheet
Balance Sheet
Balance Sheet
Declining Levels of Debt
42% reduction in debt since 9/30/08
$95.9
$70.7
$65.0
$64.8
$55.6
$0
$20
$40
$60
$80
$100
$120
09/30/08 12/31/08 3/31/09 6/30/2009 9/30/09E
ST & LT Debt

Not only have costs been reduced, but access to quality crews and labor has also dramatically improved, reducing the risk for potential cost overruns
Cost Environment
Cost Environment
Cost Environment
The combined effect of increased commodity pricing and reduced drilling and completion costs has allowed Gulfport to resume drilling in earnest again

% Decrease
Mobilization/Demobilization 10,000 $     per job 35,000 $   per job -71%
Drilling Costs-Daywork 19,000 $     per day 34,000 $   per day -44%
Marine Services, Tugs 3,300 $       per day 5,200 $     per day -37%
Directional Services 6,000 $       per day 18,000 $   per day -67%
Cement & Cementing Services 60,000 $     per job 100,000 $ per job -40%
Completion Rig & Swab Unit 12,000 $     per day 17,500 $   per day -31%
Surface Casing 19.50 $       per foot 44.00 $     per foot -56%
5½ Production Casing 10.60 $       per foot 23.00 $     per foot -54%
SL340 #989 SL340 #981
(June 2009) (October 2008)

Valuing Gulfport
Valuing Gulfport
Valuing Gulfport
At year-end 2007
Gulfport’s PV-10
value was
$821 MM
based on a price
deck of $92.50 per
barrel WTI and
6.80 per MCF
Henry Hub
As of mid-year
2009 Gulfport’s
estimates it’s
PV-10 value to
have increased to
~$515 MM¹
based on the
current strip of
$75.00 per barrel
WTI and $5.35 per
MCF Henry Hub
$126 MM
Due to price
revisions at year-end
2008, Gulfport lost
3.0 MMBOE of
proved reserves
causing its PV-10
value to be reduced
to $126 MM based
on a price deck of
$41.00 per barrel
WTI and $5.71 per
MCF Henry Hub
Oil sands
provide
significant
upside
and are
completely
discounted
from
enterprise
valuation
Gulfport is highly leveraged to oil and is presently trading at a discount to its current PV-10 value which assigns no
value to its position in the Canadian Oil Sands
Year-End 2007
Year-End 2008 Mid-Year 2009
Projected
First
Production
2012

Gulfport’s Oil
Sands Cost Basis
Totals ~$40 MM
¹ 2009 internal reserve estimates based upon current strip pricing held constant and not new SEC pricing regulations

• Gulfport holds an interest in
approximately 127,941 net
acres¹ of oil sands leases
• The Canadian oil sands of
Alberta are the world’s
largest oil play outside of
Saudi Arabia with
approximately 173 billion²
barrels of oil proven to be
recoverable using today’s
technology
• The Athabasca region of the
Canadian oil sands play
totals 10.4 MM acres and
Gulfport’s acreage¹
represents approximately
1% of the play
Gulfport in the Scope of Canada’s Oil Sands
Gulfport in the Scope of Canada’s Oil Sands
Gulfport in the Scope of Canada’s Oil Sands

¹ Gulfport’s position in the Canadian Oil Sands comes by way of its 24.9999% interest in Grizzly Oil Sands, ULC
² http://oilsands.alberta.ca/519.cfm

AOSC – PetroChina Deal Provides Additional Valuation Metrics for Gulfport’s Acreage²
• On August 31, 2009 Athabasca Oil Sands Crop (AOSC) and PetroChina announced a deal whereby PetroChina will acquire 60% of AOSC’s Dover and MacKay River oil sands projects
AOSC - PetroChina Deal
180,000 Net Acres
@
$9,650 Per Acre
=
$1.74 Billion
NO PRODUCTION
Canadian Oil Sands Acreage
Net to Gulfport’s Interest
127,941 Acres²
A large portion of Gulfport’s
acreage² is located directly
adjacent or surrounding to the
acreage included in the
AOSC – PetroChina deal
Unlocking Value in the Canadian Oil Sands
Unlocking Value in the Canadian Oil Sands
Unlocking Value in the Canadian Oil Sands
¹ AOSC – PetroChina acreage shown on map depicts only acreage included in the August 31, 2009 transaction and is only a portion of
AOSC’s overall acreage in the Canadian oil sands.
² Gulfport’s position in the Canadian Oil Sands comes by way of its 24.9999% interest in Grizzly Oil Sands, ULC

50 Kilometers
31.1 Miles
1

Unlocking Value in the Canadian Oil Sands (cont.)
Unlocking Value in the Canadian Oil Sands (cont.)
Unlocking Value in the Canadian Oil Sands (cont.)
AOSC - PetroChina
Acreage
Gulfport Acreage In
Direct Vicinity
Net Lease Bonuses²
~C$111 MM ~C$16 MM
Gross Core Holes Drilled by Operator 267 Core Holes 55 Core Holes
Gross Existing Well Control on Acreage 140 Wells 100 Wells
Internal Estimate of Net Original Oil In Place³
~ 3.90 Billion Bbls ~ 0.73 Billion Bbls
$/Acre from Precedent AOSC-PetroChina Trasnaction
Acreage Value $1.7 Billion $483 Million
$9,650
• ~50,000 acres net to
Gulfport’s interest¹ are
located in the direct
vicinity of the
AOSC – PetroChina
acreage
• This portion of
acreage has well
control from:
~278 wells on or
within 1 section of
the acreage
~578 wells on or
within 3 sections of
the acreage
• Internal estimates³ of
original oil in place on
its acreage in direct
vicinity of the   AOSC-
PetroChina acreage
represents 19% of the
net original oil in place
sold in the AOSC-
Petrochina deal
¹ Gulfport’s position in the Canadian Oil Sands comes by way of its 24.9999% interest in Grizzly Oil Sands, ULC
² AOSC – PetroChina acreage shown on map depicts only acreage included in the August 31, 2009 transaction
³ Grizzly’s internal estimate of OOIP net to the AOSC-PetroChina 60% joint venture and Gulfport’s 24.9999% proportionate interest.
Isopach map and OOIP estimates are the products of Grizzly’s internally generated estimates and assumptions

1,2,3

Canadian Oil Sands Historical M&A
Canadian Oil Sands Historical M&A
Canadian Oil Sands Historical M&A

Announcement Transaction Working Interest Transaction
Acquiror Seller Target Date Value Lease Size Value
US$mm Acres $/acre
Pettrochina Athabasca Oil Sands 60% of Company 8/31/2009 $1,737 180,000 $9,650
Nexen OPTI Canada 15% Long Lake 12/17/2008 $735 38,880 $18,904
& Future Developments
Occidental Petroleum Enerplus Resources 15% Joslyn Project 6/23/2008 $500 n/a n/a
Total Synenco Synenco 4/28/2008 $381 50,100 $7,605
B.P. Husky Sunrise J.V. 12/5/2007 $1,163 42,000 $27,679
Petro Canada / UTS Energy 10% of Ft. Hills 9/19/2007 $740 5,982 $123,709
Teck Cominco
Marathon Western Oil Sands Company 7/31/2007 $6,200 73,561 $84,284
MEG Paramount Surmont 5/31/2007 $281 7,680 $36,536
Petrobank Minority Owner 16% Whitesands stake 5/14/2007 $108 6,349 $16,980
Statoil NAOSC Company 4/26/2007 $2,000 257,200 $7,776
Teck Cominco UTS Energy 50% of Lease 14 4/19/2007 $177 3,574 $49,559
Enerplus Kirby Oil Sands Partnership 90% of Company 3/22/2007 $158 39,024 $4,041
Conoco Encana Christina Lake/Foster 10/5/2006 $2,800 380,000 $7,368
Phillips Creek J.V.
KNOC Newmont BlackGold 7/24/2006 $270 9,600 $28,125
Shell Canada BlackRock Ventures Company 5/8/2006 $2,205 128,120 $17,212
TeckCominco UTS Energy 15% of Ft. Hills 9/6/2005 $358 6,926 $51,722
TotalFinaElf Deer Creek Company 8/2/2005 $1,256 46,771 $26,843
Sinopec Synenco 40% interest in NLP 5/31/2005 $120 18,211 $6,573
CNOOC MEG Energy 17% of Company 4/12/2005 $122 5,491 $22,145
Source: J.S. Herold, company reports and public disclosure

Algar Lake Project
Algar Lake is expected to be the site of Grizzly’s¹
first oil sands production facility
Grizzly¹ plans to develop Algar Lake employing a
method of in-situ extraction called Steam Assisted
Gravity Drainage (SAGD) to produce the
leasehold
Expected capital requirements and timing:
•
Anticipated capital cost of approximately C$100
million, or C$25 net to Gulfport, spread over a
period of approximately 2 years
•
Expect to file regulatory application by year-end
2009 and first production by mid-to-late 2012
Production and resource potential for first phase:
Production potential of approximately  1.8
million barrels per year, with approximately 0.45
million barrels net to Gulfport²
Resource potential of approximately 50 to 100
million barrels per facility, with approximately
12.5 to 25 million barrels net to Gulfport²
attributable to equity investment
– Expect third-party report to confirm
estimates by year-end 2009
Why develop Algar Lake first?
Low Geologic Risk – Will be developing the same
type McMurray Channel sands as found in nearby
JACOS & Connacher producing SAGD projects
(Ave. Porosity: 33%, Ave Oil Saturation: 80%)
Proximity to Infrastructure – Nearby access to the
Highway 63 road and pipeline corridor.  Existing
natural gas and electric transmission lines within
one mile of initial project area.
Developing the Canadian Oil Sands
Developing the Canadian Oil Sands
Developing the Canadian Oil Sands

¹ Gulfport owns a 24.9999% interest in Grizzly Oil Sands, ULC
² Gulfport’s position in the Canadian Oil Sands comes by way of its 24.9999% interest in Grizzly Oil Sands, ULC
³ Isopach map is the products of Grizzly’s internally generated estimates and assumptions

Canadian Oil Sands Economics
Canadian Oil Sands Economics
Canadian Oil Sands Economics
Assumptions
WTI / NYMEX Gas Ratio 15-to-1
AECO Gas as % of Henry Hub 90%
Wellhead Bitumen Price as % of WTI 70%
Nameplate Production Capacity 5,000 Bbls/d
Total CAPEX C$ 100 - 125 MM
Gas Consumption 1.6 Mcf/Bbl
Annual Non-Fuel Operating Cost C$ 10 MM
Annual Maintenance CAPEX C$ 4 MM
Total Estimated Recovery 50 - 100 MMBbls
Generic SAGD Facility Economics¹
Pre-Tax Internal Rate of Return Sensitivities to the Gross 100% Working Interest
for First Phase SAGD Project
27%
51%
40%
0%
10%
20%
30%
40%
50%
60%
$50 $75 $100
West Texas Intermediate (US$/BBL)

¹ Internal estimates
Pre-Tax Net Present Value Sensitivities to the Gross 100% Working Interest
for First Phase SAGD Project
$114
$286
$209
$-
$50
$100
$150
$200
$250
$300
$350
$50 $75 $100
West Texas Intermediate (US$/BBL)

Permian Basin
Permian Basin
Permian Basin
•
Currently hold 6,724 net acres
– Acquired an 2,127 net acres during 2Q’09
– Recently added an additional 287 net acres
•
Currently shooting seismic on much of
recently acquired acreage
•
Have identified approximately ten net wells
with up-hole opportunities that could
potentially add incremental production
•
Plan to drill approximately one net well in
the Permian during 2009
•
Net proved reserves of 8.40 MMBOE¹
– 100% third party engineered
•
6,724 net acres and 136 net identified future
drilling locations on 40-acre units
2009 Activity Update
•
Average net production of 619 BOEPD
•
Produces approximately 15% of Gulfport’s total
net production
•
82% oil and NGL weighted production mix
Inventory
Production²
¹ 12/31/08
² Three months ended 6/30/09
³CXO: 140-150 MBOE Gross (Q2’09 Earnings Call); PXD: 120-150 MBOE Gross (September 2009 Presentation, Pg. 22);
DVN: 150 MBOE Gross (Q2’09 Earnings Call)
GPOR
Leasehold
Concho
Leasehold
Pioneer
Leasehold

Devon
Leasehold
Gross Estimated
Ultimate Recovery
GPOR: 110-145 MBOE
Peers
CXO: 140-150 MBOE
PXD: 120-150 MBOE
DVN: 150 MBOE
3

Permian Basin
Permian Basin
Permian Basin
After Drill PV-10 Value Sensitivities
$3.3
$2.4
$1.5
$1.8
$4.0
$2.9
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$50 $75 $100
West Texas Intermediate ($/BBL)
Generic Wolfberry Well Economics
Internal Rate of Return Sensitivities
20%
120%
60%
30%
85%
175%
0%
20%
40%
60%
80%
100%
120%
140%
160%
180%
200%
$50 $75 $100
West Texas Intermediate ($/BBL)
Reserves
Net Reserves¹
90,000 - 110,000 BOE
Oil 64%
Gas & NGLs 36%
Drill & Complete Cost $    1.2 MM
WTI / NYMEX Gas Ratio 15-to-1

¹ Permian Peer Gross EUR’s: CXO: 140-150 MBOE; PXP: 120-130 MBOE; DVN: 150 MBOE
90 MBOE Net EUR
110,000 BOE Net EUR
90,000 BOE Net EUR
110,000 BOE Net EUR

West Cote Blanche Bay
West Cote Blanche Bay
West Cote Blanche Bay
•
Began 2009 drilling program on June 5
•
Plan to drill approximately 8 to 10 wells at
West Cote during 2009
•
Net proved reserves of 13.40 MMBOE¹
– 100% third party engineered
•
Estimated YE’09 Reserves of 13.58
MMBOE³
2009 Activity Update
•
Average net production of 3,052 BOEPD
•
Produces approximately 72% of Gulfport’s
total net production
•
~100% oil weighted production mix
– Priced as high quality HLS crude and sold
at a premium to WTI
Inventory
Production²
•
Capital cost of approximately $1.39 MM
•
Internal Rate of Return
– 55% ($65.00 Oil, $4.00 Gas)
– 78% ($75.00 Oil, $5.00 Gas)
– >100% ($85.00 Oil, $6.00 Gas)
Well Economics
Deep prospective gas opportunities at West Cote Blanche Bay
West Cote Blanche Bay Production Facilities
¹ 12/31/08
² Three months ended 6/30/09
³ 2009 internal reserve estimate

th

Hackberry
Hackberry
Hackberry
•
Entered into a joint exploration agreement
covering approximately 3,058 net acres
adjacent to the East Hackberry field
– Represents a significant increase in
footprint at Hackberry, growing Gulfport’s
acreage position by approximately 39%
•
Plan to drill approximately 4 wells at
Hackberry during 2009
•
Proved reserves of 2.86 MMBOE¹
•
13 preliminarily permitted drilling locations
•
Proprietary 42 square mile 3-D seismic
survey shot in 2005
2009 Activity Update
•
Average net production of 539 BOEPD
•
Produces approximately 13% of Gulfport’s
total net production
•
94% oil weighted production mix
Inventory Production²
•
Capital cost of approximately $1.45 MM per well
Well Cost
¹ 12/31/08
² Three months ended 6/30/09

Appendix 17

Hedged Production
Hedged Production
Hedged Production
Month
Weighted Average
Daily Price
Barrels Per
Day
July-09 $55.17 3,000
August-09 $55.17 3,000
September-09 $54.81 3,000
October-09 $54.81 3,000
November-09 $54.81 3,000
December-09 $54.81 3,000
Gulfport Energy Corporation
Fixed Price Contracts¹
2009
Month
Weighted Average
Daily Price
Barrels Per
Day
January-10 $54.81 3,000
February-10 $54.81 3,000
March-10 $58.24 2,300
April-10 $58.24 2,300
May-10 $58.24 2,300
June-10 $58.24 2,300
July-10 $58.24 2,300
August-10 $58.24 2,300
September-10 $58.24 2,300
October-10 $58.24 2,300
November-10 $58.24 2,300
December-10 $58.24 2,300
Gulfport Energy Corporation
Fixed Price Contracts¹
2010
¹ Hedges structured as physical contracts in place directly with Gulfport’s crude oil purchaser
² Hedges marked-to-market based upon 9/25/09 strip pricing
Q1 Q2 Q3 Q4 Total 2010
Fixed Price Contracts
Volume (Bbl) -          273,000       276,000       276,000       825,000       880,800
Weighted Average Price (Bbl) - $        55.17 $        55.05 $        54.81 $        55.01 $        57.55 $
2009

Hedges represent a potential mark-to-market hedging loss of approximately $14.7 million¹

Bakken Shale
Bakken Shale
Bakken Shale
•
Located in Montana, North Dakota, South
Dakota and Saskatchewan, the Bakken
formation covers over 200,000 square miles
of the subsurface of the Williston Basin
– In April 2008, the USGS released a report
estimating there to be 3.0 to 4.3 billion barrels of
undiscovered, technically recoverable oil in the
Bakken formation
•
Bakken Shale
– ~900 net acres

•
Based upon the identified geologic trends,
Gulfport began actively pursuing acreage
early in the play’s development, effectively
achieving first mover advantages
•
New technology is key to field development
– Extensive vertical faulting combined with the
application of horizontal drilling techniques and
advancements in fracturing technology have
helped drive development
•
In 1H’09, Gulfport monetized 12,270 net
acres of leases in the Bakken for $13.0
million
– ~6,740 net acres remained, kept interests in 4
gross wells, and retained up to a 7.5% ORRI in
the acreage sold, proportionately reduced to
Gulfport’s ownership interest after delivering
80% NRI to the purchaser
•
In 2H’09, Gulfport monetized 5,721 net
acres of leases in the Bakken for $5.75
million
– Retained ~900 net acres, interests in 4 gross
wells, and up to a 2.5% ORRI in the acreage
sold, proportionately reduced to Gulfport’s
ownership interest after delivering 81% NRI to
the purchaser

Thailand
Thailand
Thailand
Through an indirect equity investment in APICO,
Gulfport has gained exposure to a natural gas play in
northeast Thailand
– Third party engineers Gaffney Cline credit wells producing in the Phu Horm gas field with approximately ½ TCF¹ of
reserves
Net to Gulfport’s interest, total proved reserves are
estimated to be 3.5 Bcf of natural gas and 19,000
barrels of oil
Exploratory potential of four concession blocks
totaling approximately 4 MM acres provides
significant upside
– APICO has identified several high-quality exploration targets
¹ Third party report issued on 12/31/07
Shoot a 3-D seismic survey of Blocks L27/43 and L16/50 (shown as the lower brown and yellow blocks on the map)
Gross production in the Phu Horm gas field, of which
Gulfport indirectly owns 0.7%, averaged 83 MMcf per
day of natural gas and 433 Bbls per day of oil in 2008
Long-term gas sales contract in place with Thai
government in place, locking in favorable pricing
– Pricing tied to Singapore Medium Sulfur Fuel Oil (MSFO